UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/29/2016

ITEM 1.	REPORT TO STOCKHOLDERS

February 29, 2016

Semiannual Report
to Shareholders

Deutsche European Equity Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

8 Portfolio Summary

11 Investment Portfolio

16 Statement of Assets and Liabilities

18 Statement of Operations

19 Statement of Changes in Net Assets

20 Financial Highlights

24 Notes to Financial Statements

37 Information About Your Fund's Expenses

39 Advisory Agreement Board Considerations and Fee Evaluation

43 Account Management Resources

45 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The fund may lend securities to approved institutions. Please read the prospectus for more information.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary February 29, 2016 (Unaudited)

Class A	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	–7.83%	–12.23%	–4.78%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–13.13%	–17.28%	–9.02%
MSCI Europe Index†	–10.37%	–16.14%	–11.95%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		4.24%	2.45%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–1.75%	–2.76%
MSCI Europe Index†		–2.84%	–6.50%
Class C	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	–8.20%	–12.93%	–5.51%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–9.12%	–12.93%	–5.51%
MSCI Europe Index†	–10.37%	–16.14%	–11.95%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		3.45%	1.67%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		3.45%	1.67%
MSCI Europe Index†		–2.84%	–6.50%
Class S	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
No Sales Charges	–7.78%	–12.09%	–4.67%
MSCI Europe Index†	–10.37%	–16.14%	–11.95%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charges		4.41%	2.59%
MSCI Europe Index†		–2.84%	–6.50%
Institutional Class	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
No Sales Charges	–7.71%	–12.02%	–4.53%
MSCI Europe Index†	–10.37%	–16.14%	–11.95%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charges		4.48%	2.66%
MSCI Europe Index†		–2.84%	–6.50%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 29, 2015 are 2.39%, 3.16%, 2.23% and 2.19% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche European Equity Fund — Class A ■ MSCI Europe Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on November 11, 2014.

† The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
2/29/16	$ 9.32	$ 9.29	$ 9.32	$ 9.33
8/31/15	$ 10.18	$ 10.12	$ 10.19	$ 10.20
Distribution Information as of 2/29/16
Income Dividends, Six Months	$ .07	$ —	$ .08	$ .09

Portfolio Management Team

Britta Weidenbach, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Head of European Equities: Frankfurt.

— Joined Deutsche Asset Management in 1999.

— Master’s Degree in Economics (Diplom-Volkswirtin), University of Konstanz.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2003.

— Portfolio Manager — European Equities: New York.

— Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Gerd Kirsten, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Senior Portfolio Manager — European Equities: Frankfurt.

— Joined Deutsche Asset Management in 2009.

— Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

Christian Reuter, CEFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Portfolio Manager — European Equities: Frankfurt.

— Joined Deutsche Asset Management in 1999.

— Master’s Degree in Economics and Business Administration, University of Augsburg; Certified European Financial Analyst (CEFA).

Portfolio Summary (Unaudited)

Ten Largest Common Stocks at February 29, 2016 (29.0% of Net Assets)	Country	Percent
1. Roche Holding AG Develops and manufactures pharmaceutical and diagnostic products	Switzerland	4.2%
2. Unilever NV Manufactures branded and packaged consumer goods	United Kingdom	3.3%
3. Reckitt Benckiser Group PLC Manufactures and distributes a wide range of household, toiletry, pharmaceutical and food products on a global basis	United Kingdom	3.0%
4. SAP SE Multinational software company	Germany	3.0%
5. Orange SA Provides telecommunications services to residential, professional and large business customers	France	2.8%
6. ING Groep NV Offers financial services to individuals, corporations and other institutions	Netherlands	2.7%
7. Royal Dutch Shell PLC Explores for, produces and refines petroleum	Netherlands	2.6%
8. Pernod Ricard SA Produces wines and spirits	France	2.6%
9. Straumann Holding AG Develops, produces and sells dental implants	Switzerland	2.5%
10. Vinci SA Global player in concessions and construction	France	2.3%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 43 for contact information.

Investment Portfolio as of February 29, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 95.8%
Belgium 1.7%
Anheuser-Busch InBev SA	5,672	637,684
KBC Groep NV	29,865	1,588,328
(Cost $2,440,566)		2,226,012
Denmark 3.2%
Chr Hansen Holding AS	27,300	1,691,768
Coloplast AS "B"	10,000	760,012
Novo Nordisk AS ''B"	34,072	1,771,865
(Cost $4,252,717)		4,223,645
Finland 2.5%
Nokia Oyj	284,140	1,737,235
Sampo Oyj "A"	33,021	1,489,540
(Cost $3,697,948)		3,226,775
France 14.9%
AXA SA	60,543	1,334,651
BNP Paribas SA	20,111	940,585
Essilor International SA	16,928	2,015,154
Orange SA	212,659	3,700,928
Pernod Ricard SA	31,340	3,347,065
Renault SA	20,190	1,846,617
Schneider Electric SE	31,610	1,882,966
TOTAL SA	29,490	1,325,241
Vinci SA	43,753	3,033,607
(Cost $19,759,950)		19,426,814
Germany 17.7%
Allianz SE (Registered)	8,680	1,294,826
Bayer AG (Registered)	14,458	1,514,652
Daimler AG (Registered)	31,464	2,156,104
Deutsche Post AG (Registered)	100,084	2,385,821
Deutsche Telekom AG (Registered)	79,611	1,337,829
Fresenius SE & Co. KGaA	33,376	2,207,340
HeidelbergCement AG	29,518	2,168,951
SAP SE	50,749	3,853,501
Telefonica Deutschland Holding AG	318,435	1,546,650
TUI AG	71,480	1,066,527
United Internet AG (Registered)	25,949	1,273,664
Wirecard AG	56,064	2,230,001
(Cost $25,525,795)		23,035,866
Italy 5.8%
Anima Holding SpA 144A	183,861	1,115,074
Enel SpA	564,708	2,275,547
Intesa Sanpaolo	429,536	1,093,847
Luxottica Group SpA	27,471	1,574,281
Moncler SpA	97,492	1,518,732
(Cost $8,975,591)		7,577,481
Netherlands 9.2%
ASML Holding NV	20,813	1,913,309
ING Groep NV (CVA)	295,076	3,489,008
Koninklijke Ahold NV	60,740	1,334,104
Royal Dutch Shell PLC "A"	77,085	1,769,845
Royal Dutch Shell PLC "B"	151,166	3,456,120
(Cost $13,233,269)		11,962,386
Norway 1.6%
Marine Harvest ASA* (Cost $1,913,837)	144,940	2,074,476
Spain 6.2%
Ferrovial SA	119,997	2,322,467
Gamesa Corp. Tecnologica SA	132,273	2,503,904
Industria de Diseno Textil SA	37,789	1,175,058
NH Hotel Group SA*	300,348	1,342,686
Telefonica SA	72,787	730,690
(Cost $8,618,504)		8,074,805
Sweden 1.4%
Svenska Cellulosa AB "B" (Cost $1,793,194)	62,660	1,876,550
Switzerland 15.2%
Actelion Ltd. (Registered)*	10,220	1,423,886
Dufry AG (Registered)*	18,998	1,993,525
Geberit AG (Registered)	4,500	1,627,817
Kuehne + Nagel International AG (Registered)	16,080	2,092,562
Nestle SA (Registered)	35,611	2,494,126
Roche Holding AG (Genusschein)	21,110	5,423,754
Straumann Holding AG (Registered)	10,038	3,259,168
Syngenta AG (Registered)	3,724	1,501,597
(Cost $20,255,776)		19,816,435
United Kingdom 16.4%
Croda International PLC	31,343	1,294,961
Dialog Semiconductor PLC*	20,000	662,456
ICAP PLC	100,000	604,814
International Consolidated Airlines Group SA	306,058	2,326,853
ITV PLC	608,253	2,098,659
Reckitt Benckiser Group PLC	43,504	3,969,012
Rentokil Initial PLC	876,300	2,018,489
Unilever NV (CVA)	99,319	4,275,090
Unilever PLC	30,000	1,289,235
WPP PLC	134,900	2,847,690
(Cost $22,230,585)		21,387,259
Total Common Stocks (Cost $132,697,732)		124,908,504

Cash Equivalents 2.8%
Central Cash Management Fund, 0.33% (a) (Cost $3,657,956)	3,657,956	3,657,956

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $136,355,688)†	98.6	128,566,460
Other Assets and Liabilities, Net	1.4	1,884,423
Net Assets	100.0	130,450,883

* Non-income producing security.

† The cost for federal income tax purposes was $136,388,825. At February 29, 2016, net unrealized depreciation for all securities based on tax cost was $7,822,365. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,951,639 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,774,004.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CVA: Certificaten Van Aandelen (Certificate of Stock)

At February 29, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Euro Stoxx 50 Index	EUR	3/18/2016	90	2,872,578	(276,096)

At February 29, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	111,572,000	USD	122,654,447	3/31/2016	1,177,474	UBS AG

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	14,854,024	GBP	11,500,000	5/6/2016	(181,319)	UBS AG

Currency Abbreviations
EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and foreign forward currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$ —	$ 2,226,012	$ —	$ 2,226,012
Denmark	—	4,223,645	—	4,223,645
Finland	—	3,226,775	—	3,226,775
France	—	19,426,814	—	19,426,814
Germany	—	23,035,866	—	23,035,866
Italy	—	7,577,481	—	7,577,481
Netherlands	—	11,962,386	—	11,962,386
Norway	—	2,074,476	—	2,074,476
Spain	—	8,074,805	—	8,074,805
Sweden	—	1,876,550	—	1,876,550
Switzerland	—	19,816,435	—	19,816,435
United Kingdom	—	21,387,259	—	21,387,259
Short-Term Investments	3,657,956	—	—	3,657,956
Derivatives (b)
Forward Foreign Currency Exchange Contracts	—	1,177,474	—	1,177,474
Total	$ 3,657,956	$ 126,085,978	$ —	$ 129,743,934
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (b)
Futures Contracts	$ (276,096)	$ —	$ —	$ (276,096)
Forward Foreign Currency Exchange Contracts	—	(181,319)	—	(181,319)
Total	$ (276,096)	$ (181,319)	$ —	$ (457,415)

There have been no transfers between fair value measurement levels during the period ended February 29, 2016.

(b) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of February 29, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $132,697,732)	$ 124,908,504
Investment in Central Cash Management Fund (cost $3,657,956)	3,657,956
Total investments in securities, at value (cost $136,355,688)	128,566,460
Foreign currency, at value (cost $779,991)	779,882
Deposit with broker for futures contracts	310,618
Receivable for investments sold	1,435,909
Receivable for Fund shares sold	388,060
Dividends receivable	156,012
Receivable for variation margin on futures contracts	56,202
Unrealized appreciation on forward foreign currency exchange contracts	1,177,474
Foreign taxes recoverable	27,900
Other assets	54,202
Total assets	132,952,719
Liabilities
Payable for investments purchased	1,785,642
Payable for Fund shares redeemed	351,252
Unrealized depreciation on forward foreign currency exchange contracts	181,319
Accrued management fee	81,963
Accrued Directors' fee	364
Other accrued expenses and payables	101,296
Total liabilities	2,501,836
Net assets, at value	$ 130,450,883
Net Assets Consist of
Distributions in excess of net investment income	(1,959,758)
Net unrealized appreciation (depreciation) on: Investments	(7,789,228)
Futures	(276,096)
Foreign currency	964,112
Accumulated net realized gain (loss)	(8,902,410)
Paid-in capital	148,414,263
Net assets, at value	$ 130,450,883

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2016 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($31,347,003 ÷ 3,363,456 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.32
Maximum offering price per share (100 ÷ 94.25 of $9.32)	$ 9.89

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,391,167 ÷ 903,204 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 9.29
Class S Net Asset Value, offering and redemption price(a) per share ($60,785,921 ÷ 6,519,378 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.32
Institutional Class Net Asset Value, offering and redemption price(a) per share ($29,926,792 ÷ 3,209,006 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.33

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended February 29, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $49,100)	$ 533,563
Income distributions — Central Cash Management Fund	5,399
Total income	538,962
Expenses: Management fee	419,547
Administration fee	52,443
Services to shareholders	28,730
Distribution and service fees	60,684
Custodian fee	30,226
Professional fees	36,453
Reports to shareholders	13,940
Registration fees	20,053
Directors' fees and expenses	1,175
Other	1,678
Total expenses	664,929
Net investment income (loss)	(125,967)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(7,539,957)
Futures	(369,370)
Foreign currency	(490,133)
(8,399,460)
Change in net unrealized appreciation (depreciation) on: Investments	(6,604,824)
Futures	(363,063)
Foreign currency	750,709
(6,217,178)
Net gain (loss)	(14,616,638)
Net increase (decrease) in net assets resulting from operations	$ (14,742,605)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2016 (Unaudited)	Period Ended August 31, 2015*

Operations: Net investment income (loss)	$ (125,967)	$ 252,515
Net realized gain (loss)	(8,399,460)	(1,567,152)
Change in net unrealized appreciation (depreciation)	(6,217,178)	(884,034)
Net increase (decrease) in net assets resulting from operations	(14,742,605)	(2,198,671)
Distributions to shareholders from: Net investment income: Class A	(221,754)	(521)
Class S	(552,276)	—
Institutional Class	(247,553)	—
Total distributions	(1,021,583)	(521)
Fund share transactions: Proceeds from shares sold	139,745,359	56,995,890
Reinvestment of distributions	1,021,021	516
Payments for shares redeemed	(45,996,182)	(8,367,823)
Redemption fees	8,203	19,279
Net increase (decrease) in net assets from Fund share transactions	94,778,401	48,647,862
Increase (decrease) in net assets	79,014,213	46,448,670
Net assets at beginning of period (initial capital)	51,436,670	4,988,000
Net assets at end of period (including distributions in excess of net investment income and net investment loss of $1,959,758 and $812,208, respectively)	$ 130,450,883	$ 51,436,670

* For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 2/29/16 (Unaudited)	Year Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.18
Net realized and unrealized gain (loss)	(.77)	(.01)[e]
Total from investment operations	(.79)	.17
Less distributions from: Net investment income	(.07)	—
Redemption fees	.00***	.01
Net asset value, end of period	$ 9.32	$ 10.18
Total Return (%)[c]	(7.83)**	1.80d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	14
Ratio of expenses before expense reductions (%)	1.39*	2.39*
Ratio of expenses after expense reductions (%)	1.39*	1.53*
Ratio of net investment income (loss) (%)	(.39)*	2.01*
Portfolio turnover rate (%)	46**	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 2/29/16 (Unaudited)	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	.05
Net realized and unrealized gain (loss)	(.78)	.06[e]
Total from investment operations	(.83)	.11
Redemption fees	.00***	.01
Net asset value, end of period	$ 9.29	$ 10.12
Total Return (%)[c]	(8.20)**	1.20d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	3
Ratio of expenses before expense reductions (%)	2.13*	3.16*
Ratio of expenses after expense reductions (%)	2.13*	2.29*
Ratio of net investment income (loss) (%)	(1.12)*	.58*
Portfolio turnover rate (%)	46**	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 2/29/16 (Unaudited)	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.12
Net realized and unrealized gain (loss)	(.78)	.06[d]
Total from investment operations	(.79)	.18
Less distributions from: Net investment income	(.08)	—
Redemption fees	.00***	.01
Net asset value, end of period	$ 9.32	$ 10.19
Total Return (%)	(7.78)**	1.90c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	20
Ratio of expenses before expense reductions (%)	1.15*	2.23*
Ratio of expenses after expense reductions (%)	1.15*	1.37*
Ratio of net investment income (loss) (%)	(.16)*	1.44*
Portfolio turnover rate (%)	46**	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	Six Months Ended 2/29/16 (Unaudited)	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.20	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.00***	.17
Net realized and unrealized gain (loss)	(.78)	.02[d]
Total from investment operations	(.78)	.19
Less distributions from: Net investment income	(.09)	(.00)***
Redemption fees	.00***	.01
Net asset value, end of period	$ 9.33	$ 10.20
Total Return (%)	(7.71)**	2.01c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	14
Ratio of expenses before expense reductions (%)	1.14*	2.19*
Ratio of expenses after expense reductions (%)	1.14*	1.30*
Ratio of net investment income (loss) (%)	.03*	1.95*
Portfolio turnover rate (%)	46**	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche European Equity Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securites either in the form of fees or by earning interest or invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and repurchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at February 29, 2016.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2015, the Fund had $383,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

In addition, from January 1, 2015 through August 31, 2015, the Fund elects to defer qualified late year losses of approximately $598,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2016.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, futures contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended February 29, 2016, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended February 29, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,834,000 to $5,184,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended February 29, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of February 29, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended February 29, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $46,289,000 to $122,654,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $2,955,000 to $29,817,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Currency Contracts (a)	$ 1,177,474
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ (276,096)	$ —	$ (276,096)
Foreign Currency Contracts (b)		(181,319)	(181,319)
	$ (276,096)	$ (181,319)	$ (457,415)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 29, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ (369,370)	$ —	$ (369,370)
Foreign Currency Contracts (b)	—	(536,023)	(536,023)
	$ (369,370)	$ (536,023)	$ (905,393)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ (363,063)	$ —	$ (363,063)
Foreign Currency Contracts (b)	—	781,758	781,758
	$ (363,063)	$ 781,758	$ 418,695

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of February 29, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparties, including any collateral exposure, is included in the following table:

Counterparties	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
UBS AG	$ 1,177,474	$ (181,319)	$ —	$ 996,155
Counterparties	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
UBS AG	$ 181,319	$ (181,319)	$ —	$ —

C. Purchases and Sales of Securities

During the six months ended February 29, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $137,719,873 and $45,109,492, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective December 1, 2015, Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"), an affiliate of DIMA, was appointed to serve as a subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the fund, compensates Deutsche AM International GmbH for the services it provides to the fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.

For the period from September 1, 2015 through December 28, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.55%
Class C	2.30%
Class S	1.40%
Institutional Class	1.30%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2016, the Administration Fee was $52,443, of which $10,245 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 29, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2016
Class A	$ 916	$ 387
Class C	293	36
Class S	1,244	607
Institutional Class	237	125
	$ 2,690	$ 1,155

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 29, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2016

Class C	$ 25,116	$ 4,911

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2016	Annualized Rate
Class A	$ 27,846	$ 12,166.22%
Class C	7,722	4,105.23%
	$ 35,568	$ 16,271

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2016 aggregated $7,111.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the six months ended February 29, 2016, the CDSC for Class C shares aggregated $1,212. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,787, of which $1,191 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2016.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2016		Period Ended August 31, 2015*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,946,386	$ 29,933,990	1,713,635	$ 18,593,213
Class C	783,683	8,006,681	341,440	3,702,979
Class S	6,972,301	71,013,108	2,093,374	21,887,294
Institutional Class	2,991,221	30,791,580	1,172,095	12,812,404
		$ 139,745,359		$ 56,995,890
Shares issued to shareholders in reinvestment of distributions
Class A	21,677	$ 221,754	—	$ —
Class S	53,977	552,182	—	—
Institutional Class	24,153	247,085	51	516
		$ 1,021,021		$ 516
Shares redeemed
Class A	(1,022,751)	$ (9,720,005)	(305,491)	$ (3,292,379)
Class C	(211,621)	(2,002,786)	(20,298)	(219,555)
Class S	(2,458,987)	(22,622,801)	(151,287)	(1,641,455)
Institutional Class	(1,154,522)	(11,650,590)	(292,792)	(3,214,434)
		$ (45,996,182)		$ (8,367,823)
Redemption fees		$ 8,203		$ 19,279
Net increase (decrease)
Class A	1,945,312	$ 20,438,357	1,408,144	$ 15,319,913
Class C	572,062	6,003,930	321,142	3,483,424
Class S	4,567,291	48,945,766	1,942,087	20,245,839
Institutional Class	1,860,852	19,390,348	879,354	9,598,686
		$ 94,778,401		$ 48,647,862
Initial Capital
Class A	—	$ —	10,000	$ 100,000
Class C	—	—	10,000	100,000
Class S	—	—	10,000	100,000
Institutional Class	—	—	468,800	4,688,000
		$ —		$ 4,988,000

* For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2015 to February 29, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

For more information, please refer to the Fund's prospectus.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 921.70	$ 918.00	$ 922.20	$ 922.90
Expenses Paid per $1,000*	$ 6.64	$ 10.16	$ 5.50	$ 5.45
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 1,017.95	$ 1,014.27	$ 1,019.14	$ 1,019.19
Expenses Paid per $1,000*	$ 6.97	$ 10.67	$ 5.77	$ 5.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche European Equity Fund	1.39%	2.13%	1.15%	1.14%

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the Deutsche European Equity Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors regularly meet to discuss fund matters. The Directors met privately with counsel to discuss the Agreement and other matters relating to the Fund. The Directors were advised by a fee consultant retained by the Directors (the "Fee Consultant") in the course of their review of the Agreement and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreement, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services to be provided under the Agreement. The Board noted that, under the Agreement, DIMA will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. The Board did, however, receive and consider information regarding DIMA and its affiliates’ experience and performance managing a similar fund offered primarily to European investors (the "Deutsche Europe Fund"). On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.55%, 2.30%, 1.30% and 1.40% of average net assets of Class A, Class C, Institutional Class and Class S shares, respectively, for a one-year period following the Fund’s commencement of operations. The Board also considered information regarding the fees and expenses of the Deutsche Europe Fund. The Board took note of the differences in services provided to Deutsche U.S. mutual funds as compared to the Deutsche Europe Fund and that such differences made comparison difficult. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Its Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved a sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas, Inc. ("DIMA") and Deutsche Asset & Wealth Management International GmbH (now known as Deutsche Asset Management International GmbH) ("Deutsche AM International GmbH"), an affiliate of DIMA and an indirect wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche European Equity Fund at an in-person meeting in November 2015. In November 2015, all of the Fund’s Directors were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on December 1, 2015.

In determining to approve the Sub-Advisory Agreement, the Board reviewed the capabilities of Deutsche AM International GmbH and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement would allow the same portfolio management team to continue to provide services to the Fund after an internal reorganization of Deutsche Bank affiliates. The Board considered the initial performance of the Fund, which commenced operations on November 11, 2014. The Board also considered that the appointment of Deutsche AM International GmbH was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, Deutsche AM International GmbH would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would not change under the new sub-advisory arrangement.

Given that Deutsche AM International GmbH is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in initially approving the Fund’s investment management agreement with DIMA in September 2014, which factors are set forth above.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DURAX	DURCX	DURSX	DURIX
CUSIP Number	25156A 684	25156A 676	25156A 650	25156A 668
Fund Number	1009	1309	2009	1409

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche European Equity Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 29, 2016